Exhibit 10.25


                             PS BUSINESS PARKS, L.P.

                        AMENDMENT TO AGREEMENT OF LIMITED
                             PARTNERSHIP RELATING TO
                ADDITIONAL 8 7/8% SERIES X CUMULATIVE REDEEMABLE
                                 PREFERRED UNITS

     This Amendment to the Agreement of Limited Partnership of PS Business Parks, L.P. a California limited partnership (the "Partnership"), dated as of the 23rd day of September, 1999 (this "Amendment") amends the Agreement of Limited Partnership of the Partnership, dated as of March 17, 1998 by and among PS Business Parks, Inc. (the "General Partner") and each of the limited partners executing a signature page thereto, as amended (collectively, the "Partnership Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Partnership Agreement. Section references are (unless otherwise specified) references to sections in this Amendment.

     WHEREAS, pursuant to Section 4.2(a) of the Partnership Agreement, the General Partner caused the Partnership to issue 1,200,000 8 7/8% Series X Cumulative Redeemable Preferred Units pursuant to that certain Amendment to Agreement of Limited Partnership Relating to 8 7/8% Series X Cumulative Redeemable Preferred Units, dated September 7, 1999 (the "Prior Amendment"), with the designations, preferences and relative, participating, optional or other special rights, powers and duties set forth therein;

     WHEREAS, pursuant to Section 4.2(a) of the Partnership Agreement the General Partner desires to cause the Partnership to issue additional Series X Cumulative Redeemable Preferred Units, with the same designations, prefererences and relative, participating, optional or other special rights, powers and duties of the Series X Preferred Units set forth in the Prior Amendment;

     WHEREAS, pursuant to Section 4.2(a) of the Partnership Agreement, the General Partner, without the consent of the Limited Partners, may amend the Partnership Agreement by executing a written instrument setting forth the terms of such amendment; and

     WHEREAS, the General Partner desires by this Amendment to so amend the Partnership Agreement as of the date first set forth above to provide for the and issuance of additional Series X Preferred Units.

     NOW, THEREFORE, the Partnership Agreement is hereby amended as follows:

     Section 1. Definitions. Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Partnership Agreement and the Prior Amendment. For purposes of this Amendment, Series X Preferred Units shall mean those certain 8 7/8% Series X Cumulative Redeemable Preferred Units issued on September 7, 1999 together with the additional 8 7/8% Series X Cumulative Redeemable Preferred Units issued as of the date hereof.

     Section 2. Number of Series X Preferred Units. The Partnership hereby increases the number of Series X Preferred Units by 400,000 (the "New Units"), thereby causing the total number of Series X Preferred Units to be 1,600,000 (the "Increased Series X Preferred Units"). All terms and conditions established in the Prior Amendment relating to the Series X Preferred Units are hereby ratified and confirmed and shall apply to the Increased Series X Preferred Units. Notwithstanding the foregoing or anything contained herein, the Priority Return distributions relating to the New Units shall accrue from the original date of issuance of the New Units.

     Section 3. Exhibit A to Partnership Agreement. In order to duly reflect the issuance of the New Units provided for herein, the Partnership Agreement is hereby further amended pursuant to Section 12.3 thereof by deleting Exhibit A thereto and replacing Exhibit A attached hereto therefor.

     Section 4. Inconsistent Provisions. Nothing to the contrary contained in the Partnership Agreement shall limit any of the rights or obligations set forth in this Amendment.

     IN WITNESS WHEREOF this Amendment has been executed as of the date first above written.


                                           PS BUSINESS PARKS, INC.

                                           By: /s/ Jack Corrigan
                                               -------------------------
                                               Jack Corrigan
                                               Vice President and
                                               Chief Financial Officer